SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.   20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported) October 7, 2002

      CENTRAL VERMONT PUBLIC SERVICE CORPORATION
(Exact name of registrant as specified in its charter)

Vermont (State of other jurisdiction of incorporation)	1-8222 (Commission File Number)	03-0111290 (IRS Employer Identification No.)

       77 Grove Street, Rutland, Vermont               05701

(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code (802) 773-2711

                                      N/A
(Former name or former address, if changed since last report)

Item 5.   Other Events.

By-Law Amendments

      The Board of Directors approved a number of amendments to the Company's By-Laws on October 7, 2002. The amendments provide for, among other things: a decrease in the maximum size of the board of directors from 21 to 13 members, an advance notice period for stockholder proposals and director nominees, alternative methods of delivery of notice to the Directors, permits action by unanimous consent of Directors, permits electronic delivery of proxy to shareholders and electronic voting by shareholders, and provides an emergency by-law provision in connection with an emergency declaration by the President, Congress or Governor.

      The foregoing description of the By-Law amendments does not purport to be complete and is qualified in its entirety by reference to the Amended By-Laws, filed as an exhibit hereto and incorporated by reference herein.

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By	/s/ Joseph M. Kraus Joseph M. Kraus, Senior Vice President Customer Service, Corporate Secretary, and General Counsel

October 11, 2002

Exhibit Index

Exhibit Number	Exhibit Title
99.2	By-Laws